UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 27, 2018

Aqua America, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-06659	23-1702594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue, Bryn Mawr, Pennsylvania		19010-3489
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 610-527-8000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Form 8-K/A is being filed to update the information disclosed on the Form 8-K filed by Aqua America, Inc. (the “Company”) on May 3, 2018. On April 30, 2018, the Company announced that David P. Smeltzer, Executive Vice President and Chief Financial Officer would be retiring in October 2018. On September 27, 2018, the Company announced that Mr. Smeltzer will retire on October 31, 2018, and that Daniel J. Schuller would assume the roles of Executive Vice President and Chief Financial Officer on October 1, 2018.

Mr. Schuller’s annual base salary as Executive Vice President, and Chief Financial Officer will be increased by 7.5%. Mr. Schuller will continue to be eligible to participate in the Company’s Annual Cash Incentive Compensation Plan (the “Cash Plan”). Mr. Schuller’s target annual bonus under the Cash Plan for the annual bonus beginning in plan year 2019 will be 55% of his base salary. Mr. Schuller will continue to be eligible to participate in the Company’s 2009 Omnibus Equity Compensation Plan (the “Omnibus Plan”) and his target bonus under the Omnibus Plan beginning for the plan year 2019 will be 90% of his base salary, with two-thirds awarded as performance share units and performance based stock options, and one-third awarded as restricted stock units. The Company and Mr. Schuller entered into a change-in-control agreement in 2015 substantially identical to the form of agreement entered into with other executive officers of the Company and filed with the Company’s SEC filings.

A press release issued by the Company on September 27, 2018, related to Mr. Schuller’s assumption of the roles of Executive Vice President and Chief Financial Officer, is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Change-in-Control Agreement by and between Aqua America, Inc. and each of its executive officers (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 16, 2015).

99.1	Press release of Aqua America, issued September 27, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA AMERICA, INC.
September 28, 2018	By:	/s/ Christopher P. Luning
	Name:	Christopher P. Luning
	Title:	Senior Vice President, General Counsel and Secretary

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